                                                                                                                      MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------------
03/13/2002 19:54:39 CARVE Version   661.0        /u/margol/deal/MSDWC_2002-HQ/20020313/hq.0313.carve
MS      MS          SERIES 2002-C1   CLASS A1
------------------------------------------------------------------------------------------------------------------------------------
 Class             A1              Settlement Date     03/27/2002  Coupon          4.31000              Cusip             N/A
 Original Balance  150,000,000.00  Dated Date          03/01/2002  Delay           14                   Yield Table Date  03/13/2002
 Current Balance   150,000,000.00  First Payment Date  04/15/2002  Lead Manager    Morgan Stanley & Co. Yield Frequency   SemiAnnual
 Credit Rating     Aaa/AAA         Next Payment Date   04/15/2002  Orig Deal Size  845,945,104.00       Yield Day Count   30/360
 Market Desc       N/A             Payment Freq        Monthly     Num of Tranches 21
 Factor            1.00000000      Interest Freq       Monthly     Deal Age        0

PREPAY                  CPR 0           (!YM) CPR 25     (!YM) CPR 50   (!YM) CPR 75       (!YM) CPR 100
---------------------------------------------------------------------------------------------------------------
PRICE / YIELD
---------------------------------------------------------------------------------------------------------------
                 99/16         4.53             4.53            4.53            4.53               4.55
                 99/18         4.49             4.49            4.50            4.50               4.51
                 99/20         4.46             4.46            4.46            4.46               4.47
                 99/22         4.43             4.43            4.43            4.43               4.43
                 99/24         4.39             4.39            4.39            4.39               4.40
                 99/26         4.36             4.36            4.36            4.36               4.36
                 99/28         4.33             4.33            4.33            4.33               4.32
                 99/30         4.29             4.29            4.29            4.29               4.29
                100/00         4.26             4.26            4.26            4.26               4.25
                100/02         4.23             4.23            4.22            4.22               4.21
                100/04         4.19             4.19            4.19            4.19               4.18
                100/06         4.16             4.16            4.16            4.15               4.14
                100/08         4.13             4.12            4.12            4.12               4.10
                100/10         4.09             4.09            4.09            4.09               4.07
                100/12         4.06             4.06            4.06            4.05               4.03
                100/14         4.03             4.02            4.02            4.02               3.99
                100/16         3.99             3.99            3.99            3.98               3.96
---------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                   2.01             2.00            1.99           1.96                1.81
FIRST PRIN               04/15/2002       04/15/2002      04/15/2002      04/15/2002         04/15/2002
LAST PRIN                01/15/2006       01/15/2006      01/15/2006      01/15/2006         10/15/2005
PAYMENT WINDOW                   46              46               46             46                  43
ACCRUAL FACTOR               0.3113          0.3113           0.3113         0.3113              0.3113
MOD DURATION @ 100/00          1.87            1.86             1.84           1.82                1.69

                                                                     Page 1 of 5
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investmentsconcerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                                                                     MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------------
03/13/2002 19:54:39 CARVE Version   661.0           /u/margol/deal/MSDWC_2002-HQ/20020313/hq.0313.carve
MS      MS       SERIES 2002-C1   CLASS A2
------------------------------------------------------------------------------------------------------------------------------------
 Class             A1             Settlement Date     03/27/2002  Coupon          5.91000              Cusip              N/A
 Original Balance  180,000,000.00 Dated Date          03/01/2002  Delay           14                   Yield Table Date   03/13/2002
 Current Balance   180,000,000.00 First Payment Date  04/15/2002  Lead Manager    Morgan Stanley & Co. Yield Frequency    SemiAnnual
 Credit Rating     Aaa/AAA        Next Payment Date   04/15/2002  Orig Deal Size  845,945,104.00       Yield Day Count    30/360
 Market Desc       N/A            Payment Freq        Monthly     Num of Tranches 21
 Factor            1.00000000     Interest Freq       Monthly     Deal Age        0

PREPAY                  CPR 0           (!YM) CPR 25   (!YM) CPR 50     (!YM) CPR 75     (!YM) CPR 100
---------------------------------------------------------------------------------------------------------------
PRICE / YIELD
---------------------------------------------------------------------------------------------------------------
                100/00         5.93            5.93              5.93          5.93                5.93
                100/02         5.92            5.92              5.92          5.92                5.92
                100/04         5.91            5.91              5.91          5.91                5.91
                100/06         5.89            5.89              5.89          5.89                5.89
                100/08         5.88            5.88              5.88          5.88                5.88
                100/10         5.87            5.87              5.87          5.87                5.87
                100/12         5.86            5.86              5.85          5.85                5.85
                100/14         5.84            5.84              5.84          5.84                5.84
                100/16         5.83            5.83              5.83          5.83                5.83
                100/18         5.82            5.82              5.82          5.82                5.81
                100/20         5.80            5.80              5.80          5.80                5.80
                100/22         5.79            5.79              5.79          5.79                5.78
                100/24         5.78            5.78              5.78          5.78                5.77
                100/26         5.76            5.76              5.76          5.76                5.76
                100/28         5.75            5.75              5.75          5.75                5.74
                100/30         5.74            5.74              5.74          5.74                5.73
                101/00         5.72            5.72              5.72          5.72                5.72
---------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                   5.74            5.74              5.72          5.71                5.58
FIRST PRIN               01/15/2006      01/15/2006        01/15/2006    01/15/2006          10/15/2006
LAST PRIN                06/15/2010      06/15/2010        06/15/2010    06/15/2010          04/15/2010
PAYMENT WINDOW                   54              54                54            54                  55
ACCRUAL FACTOR              0.42618         0.42618           0.42618       0.42618             0.42618
MOD DURATION @ 100/16          4.71            4.71              4.70          4.69                4.60


                                                                     Page 2 of 5
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investmentsconcerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                                                                      MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------------
03/13/2002 19:54:39 CARVE Version   661.0           /u/margol/deal/MSDWC_2002-HQ/20020313/hq.0313.carve
MS      MS        SERIES 2002-C1   CLASS A3
------------------------------------------------------------------------------------------------------------------------------------
 Class             A3              Settlement Date     03/27/2002  Coupon          6.39000              Cusip             N/A
 Original Balance  363,674,000.00  Dated Date          03/01/2002  Delay           14                   Yield Table Date  03/13/2002
 Current Balance   363,674,000.00  First Payment Date  04/15/2002  Lead Manager    Morgan Stanley & Co. Yield Frequency   SemiAnnual
 Credit Rating     Aaa/AAA         Next Payment Date   04/15/2002  Orig Deal Size  845,945,104.00       Yield Day Count   30/360
 Market Desc       N/A             Payment Freq        Monthly     Num of Tranches 21
 Factor            1.00000000      Interest Freq       Monthly     Deal Age        0

PREPAY                  CPR 0           (!YM) CPR 25    (!YM) CPR 50    (!YM) CPR 75       (!YM) CPR 100
---------------------------------------------------------------------------------------------------------------
PRICE / YIELD
---------------------------------------------------------------------------------------------------------------
                100/00        6.44             6.44             6.44            6.44               6.44
                100/02        6.43             6.43             6.43            6.43               6.43
                100/04        6.42             6.42             6.42            6.42               6.42
                100/06        6.41             6.41             6.41            6.41               6.41
                100/08        6.40             6.40             6.40            6.40               6.40
                100/10        6.39             6.39             6.39            6.39               6.39
                100/12        6.38             6.38             6.38            6.38               6.38
                100/14        6.38             6.38             6.38            6.38               6.37
                100/16        6.37             6.37             6.37            6.37               6.36
                100/18        6.36             6.36             6.36            6.36               6.36
                100/20        6.35             6.35             6.35            6.35               6.35
                100/22        6.34             6.34             6.34            6.34               6.34
                100/24        6.33             6.33             6.33            6.33               6.33
                100/26        6.32             6.32             6.32            6.32               6.32
                100/28        6.31             6.31             6.31            6.31               6.31
                100/30        6.30             6.30             6.30            6.30               6.30
                101/00        6.29             6.29             6.29            6.29               6.29
---------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                  9.36             9.35             9.34            9.31               9.13
FIRST PRIN              06/15/2010       06/15/2010       06/15/2010      06/15/2010         04/15/2010
LAST PRIN               02/15/2012       02/15/2012       02/15/2012      02/15/2012         11/15/2011
PAYMENT WINDOW                  21               21               21              21                 20
ACCRUAL FACTOR              0.4615           0.4615           0.4615          0.4615             0.4615
MOD DURATION @ 100/16         6.85             6.84             6.83            6.82               6.72

                                                                     Page 3 of 5
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investmentsconcerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                                                                      MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------------
03/13/2002 19:54:39 CARVE Version   661.0           /u/margol/deal/MSDWC_2002-HQ/20020313/hq.0313.carve
MS      MS        SERIES 2002-C1   CLASS B
------------------------------------------------------------------------------------------------------------------------------------
 Class             B              Settlement Date     03/27/2002  Coupon          6.55000              Cusip              N/A
 Original Balance  32,781,000.00  Dated Date          03/01/2002  Delay           14                   Yield Table Date   03/13/2002
 Current Balance   32,781,000.00  First Payment Date  04/15/2002  Lead Manager    Morgan Stanley & Co. Yield Frequency    SemiAnnual
 Credit Rating     Aa2/AAA        Next Payment Date   04/15/2002  Orig Deal Size  845,945,104.00       Yield Day Count    30/360
 Market Desc       N/A            Payment Freq        Monthly     Num of Tranches 21
 Factor            1.00000000     Interest Freq       Monthly     Deal Age        0

PREPAY                  CPR 0           (!YM) CPR 25    (!YM) CPR 50    (!YM) CPR 75       (!YM) CPR 100
---------------------------------------------------------------------------------------------------------------
PRICE / YIELD
---------------------------------------------------------------------------------------------------------------
                100/00          6.60            6.60            6.60             6.60              6.60
                100/02          6.60            6.60            6.60             6.60              6.59
                100/04          6.59            6.59            6.59             6.59              6.59
                100/06          6.58            6.58            6.58             6.58              6.58
                100/08          6.57            6.57            6.57             6.57              6.57
                100/10          6.56            6.56            6.56             6.56              6.56
                100/12          6.55            6.55            6.55             6.55              6.55
                100/14          6.54            6.54            6.54             6.54              6.54
                100/16          6.53            6.53            6.53             6.53              6.53
                100/18          6.53            6.52            6.52             6.52              6.52
                100/20          6.52            6.52            6.52             6.52              6.51
                100/22          6.51            6.51            6.51             6.51              6.51
                100/24          6.50            6.50            6.50             6.50              6.50
                100/26          6.49            6.49            6.49             6.49              6.49
                100/28          6.48            6.48            6.48             6.48              6.48
                100/30          6.47            6.47            6.47             6.47              6.47
                101/00          6.46            6.46            6.46             6.46              6.46
---------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                    9.89            9.88            9.88             9.88              9.66
FIRST PRIN                02/15/2012      02/15/2012      02/15/2012       02/15/2012        11/15/2011
LAST PRIN                 03/15/2012      02/15/2012      02/15/2012       02/15/2012        12/15/2011
PAYMENT WINDOW                     2               1               1                1                 2
ACCRUAL FACTOR                0.4731          0.4731          0.4731           0.4731            0.4731
MOD DURATION @ 100/16           7.07            7.07            7.07             7.07              6.95

                                                                     Page 4 of 5
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investmentsconcerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                                                                      MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------------
03/13/2002 19:54:39 CARVE Version   661.0           /u/margol/deal/MSDWC_2002-HQ/20020313/hq.0313.carve
MS      MS        SERIES 2002-C1   CLASS C
------------------------------------------------------------------------------------------------------------------------------------
 Class             C              Settlement Date     03/27/2002  Coupon          6.68000              Cusip              N/A
 Original Balance  29,608,000.00  Dated Date          03/01/2002  Delay           14                   Yield Table Date   03/13/2002
 Current Balance   29,608,000.00  First Payment Date  04/15/2002  Lead Manager    Morgan Stanley & Co. Yield Frequency    SemiAnnual
 Credit Rating     A2/A           Next Payment Date   04/15/2002  Orig Deal Size  845,945,104.00       Yield Day Count    30/360
 Market Desc       N/A            Payment Freq        Monthly     Num of Tranches 21
 Factor            1.00000000     Interest Freq       Monthly     Deal Age        0

PREPAY                  CPR 0           (!YM) CPR 25    (!YM) CPR 50    (!YM) CPR 75       (!YM) CPR 100
---------------------------------------------------------------------------------------------------------------
PRICE / YIELD
---------------------------------------------------------------------------------------------------------------
                100/00          6.74            6.74            6.74             6.74              6.74
                100/02          6.73            6.73            6.73             6.73              6.73
                100/04          6.72            6.72            6.72             6.72              6.72
                100/06          6.71            6.71            6.71             6.71              6.71
                100/08          6.70            6.70            6.70             6.70              6.70
                100/10          6.69            6.69            6.69             6.69              6.69
                100/12          6.68            6.68            6.68             6.68              6.68
                100/14          6.68            6.68            6.68             6.67              6.67
                100/16          6.67            6.67            6.67             6.67              6.67
                100/18          6.66            6.66            6.66             6.66              6.66
                100/20          6.65            6.65            6.65             6.65              6.65
                100/22          6.64            6.64            6.64             6.64              6.64
                100/24          6.63            6.63            6.63             6.63              6.63
                100/26          6.62            6.62            6.62             6.62              6.62
                100/28          6.61            6.61            6.61             6.61              6.61
                100/30          6.61            6.61            6.61             6.60              6.60
---------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                   10.04           10.01            9.96             9.91              9.79
FIRST PRIN                03/15/2012      02/15/2012      02/15/2012       02/15/2012        12/15/2011
LAST PRIN                 04/15/2012      04/15/2012      04/15/2012       03/15/2012        01/15/2012
PAYMENT WINDOW                     2               3               3                2                 2
ACCRUAL FACTOR                0.4824          0.4824          0.4824           0.4824            0.4824
MOD DURATION @ 100/16           7.10            7.09            7.06             7.03              6.98

                                                                     Page 5 of 5
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and
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